UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                         Northeast Investors Growth Fund
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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         3)      Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

                  1)  Amount previously paid:

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                  2)  Form, Schedule or Registration Statement No:

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                  4)  Date Filed:



                         Northeast Investors Growth Fund
                               150 Federal Street
                           Boston, Massachusetts 2110



Dear Fellow Shareholder:

         You are cordially invited to attend a special meeting (the "Special Meeting") of the shareholders (the "Shareholders") of Northeast Investors Growth Fund (the "Fund") to be held on Thursday, November 6, 2008 at 10:00a.m. local time at the offices of the Fund, 10th Floor, 150 Federal Street, Boston,
MA 02110.

         The principal purpose of the Special Meeting will be to vote on the election of Trustees.

         Whether or not you plan to attend the Special Meeting, your vote is needed. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card promptly or vote either electronically or by telephone as soon as possible in accordance with the instructions on the proxy card. Should you choose to vote by returning the proxy by mail, a pre-addressed, postage-paid return envelope is enclosed for your convenience. If you do vote electronically or by phone, you do not need to mail your proxy card. However, if you want to later change your vote, you may do so by attending the Special Meeting.

         We look forward to seeing you at the Special Meeting or receiving your proxy so your shares may be voted at the Special Meeting.

                                                           Sincerely yours,


                                                           William A. Oates, Jr.
                                                           President

         Shareholders Are Urged to Sign and Return the Enclosed Proxy Card in the Enclosed Envelope or to Vote either Electronically or by Telephone.





                         NORTHEAST INVESTORS GROWTH FUND
                               150 Federal Street
                           Boston, Massachusetts 02110

               CALL AND NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               September 17, 2008

To the Shareholders:

         Pursuant to the Agreement and Declaration of Trust of Northeast Investors Growth Fund (the "Fund"), the Trustees hereby call and give notice of a Special Meeting of the Shareholders to be held at the offices of the Fund, 10th Floor, 150 Federal Street, Boston, Massachusetts 02110, on Thursday, November 6, 2008, at 10:00 a.m. local time, for the following purposes:

         1.       To elect Trustees; and

         2. To transact such other business as may properly come before the Special Meeting.

The foregoing matters may be acted upon at said Special Meeting or at any adjournment thereof.

         The Trustees have fixed the close of business on September 10, 2008, as the time as of which Shareholders entitled to notice thereof and to vote at the Special Meeting or any adjournment thereof shall be determined.

                                                       By Order of the Trustees
                                                       of Northeast Investors
                                                       Growth Fund


                                                       /s/ Robert B. Minturn
                                                       Robert B. Minturn, Clerk



                       WE NEED YOUR PROXY VOTE IMMEDIATELY

         You may think your vote is not important, but it is vital. Pursuant to the Fund's Declaration of Trust, the Special Meeting of the Shareholders of the Fund scheduled for November 6, 2008 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Special Meeting. In that event, the Fund would continue to solicit votes in an attempt to achieve a quorum. Whether you plan to attend the Special Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card or to vote either electronically or by telephone as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage-paid return envelope is enclosed for your convenience should you choose to vote by returning the proxy via mail. Clearly, your vote could be critical in allowing the Fund to accomplish its objectives, so please return your proxy immediately.




                         NORTHEAST INVESTORS GROWTH FUND
                               150 Federal Street
                           Boston, Massachusetts 02110

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of the Fund. Each Shareholder of record at the close of business on September 10, 2008 shall be entitled to one vote for each share outstanding in such Shareholder's name. Such proxies are to be used at the Special Meeting of the Shareholders to be held on November 6, 2008. This proxy statement and the accompanying proxy card are first being mailed to Shareholders on or about September 17, 2008.

         It is expected that the solicitation of proxies will be primarily by mail and telephone. The costs of the solicitation of proxies will be borne by the Fund. The proxy solicitor is Broadridge Financial Solutions, Inc. and the approximate cost is $ 8,000. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The Fund's officers or the proxy solicitor may assist in the solicitation of proxies by telephone, facsimile, personal interview or the Internet. If the Fund or its solicitor records proxy votes by telephone or the Internet, it will use procedures to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed Proxy Card or by attending the Special Meeting and electing to vote in person. Proxies given by telephone or the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

         The following summarizes the proposal to be voted on at the Special Meeting.

                                    PROPOSAL

1.       To elect each of:
                  William A. Oates, Jr.
                  John C. Emery
                  Michael Baldwin
                  F. Washington Jarvis

         as Trustees of the Fund.

         A Proxy Card is enclosed with respect to the shares you own in the Fund. If the Proxy Card is executed and returned properly, the shares represented by it will be voted at the Special Meeting in accordance with your instructions. Each share is entitled to one vote.

         The Shareholders are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

         The Fund's Board of Trustees unanimously recommends a vote FOR the Proposal described in this Proxy Statement.

Dated: September 17, 2008
                                  INTRODUCTION

         Northeast Investors Growth Fund (the "Fund") is a diversified, no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a placeStateMassachusetts business trust. The Special Meeting constitutes a special meeting of Shareholders that has been called to consider the proposal discussed below.

                              ELECTION OF TRUSTEES

         The Trustees elected at the Special Meeting will serve until their resignation or the appointment of their successors. In the absence of contrary instructions, proxies will be voted for the election of the individuals named above as Trustees. The nominees, Messrs. Oates, Emery, Baldwin and Jarvis are incumbent Trustees. The nominees have consented to serve as Trustees.

         The following table provides certain information about the nominees for Trustee:

Name, Address                   Position(s) Held             Length of             Principal Occupation(s) During
and Age                         with Fund                    Time Served           Last 5 Years/Other Directorships

Trustee who is an "Interested Person" of the Fund and Officer

William A. Oates, Jr.           Trustee and President        27 years              Trustee and President of Northeast
Age:  66                                                                           Investors Growth Fund; President
                                                                                   and Director of Northeast
                                                                                   Investment Management, Inc.;
                                                                                   President and Director of
                                                                                   Northeast Management &
                                                                                   Research Co., Inc.


Trustees who are not "Interested Persons" of the Fund:

Name, Address                   Position(s) Held             Length of             Principal Occupation(s) During
and Age                         with Fund                    Time Served           Last 5 Years

John C. Emery                   Trustee                      27 years              Partner, Law Firm of Sullivan &
Age:  77                                                                           Worcester

Michael Baldwin                 Trustee                      8 years               Partner, Baldwin Brothers,
Age:  67                                                                           Registered Investment Advisor


F. Washington Jarvis            Trustee                      4 years               Headmaster Emeritus at
Age:  69                                                                           Roxbury Latin School


                              MEETINGS OF THE BOARD

         In the fiscal year of the Fund ended December 31, 2007, the Trustees met four times. None of the Trustees attended fewer than 75% of the aggregate amount of meetings of the Trustees and Trustee Committees for which they were eligible to attend.

                                 AUDIT COMMITTEE

         The Trustees have an Audit Committee presently consisting of Messrs. Emery, Baldwin and Jarvis. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices of the Fund and provides a channel of communication between the Board of Trustees and the Fund's independent accountants. The provision of audit and non-audit services by the Fund's independent accountants is subject to prior approval by the Audit Committee. The Committee held four meetings during the last fiscal year.

         The Trustees do not have an Audit Committee Financial Expert as defined under regulations of the Securities and Exchange Commission. Although the members of the Fund's Audit Committee have a variety of business and investment experience, none of them individually has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Fund.

                       NOMINATING AND GOVERNANCE COMMITTEE

         The Trustees also have a Nominating and Governance Committee presently consisting of Messrs. Emery, Baldwin and Jarvis. This Committee during the last fiscal year held three meetings, and considers recommendations made by management or others for persons to serve as Trustee of the Fund. A current copy of the Committee's Charter is available on the Northeast Investors website (www.northeastinvestors.com) and is attached as Appendix 1 to this proxy statement. The Committee has determined not to consider nominees to the Board of Trustees recommended by Shareholders due to the expense and time commitment which would be required.

                                 SHARE OWNERSHIP

         The following table shows the dollar range of shares of the Fund beneficially owned by each nominee for Trustee.

Name of Trustee                              Dollar Range of Equity Securities

Trustee Who Is An "Interested Person" of the Fund

William A. Oates, Jr.                                  Over $1,000,000


Trustees Who Are Not "Interested Persons" of the Fund

John C. Emery                                          Between $10,001 - $50,000
Michael Baldwin                                        Between $10,001 - $50,000
F. Washington Jarvis                                   Over $100,000



The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on March 31, 2008 was 323,833.568 shares (4.52%).

                        COMMUNICATIONS WITH THE TRUSTEES

         Any Shareholder desiring to communicate with any of the Trustees may send a letter to:

                  Board of Trustees
                  Northeast Investors Growth Fund
                  150 Federal Street
                  Boston, MA 02110
                  Attn: Clerk

                                 CODE OF ETHICS

         The Fund has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer. A copy of the Code of Ethics is attached hereto as Appendix 2.

                  COMPENSATION OF TRUSTEES AND CERTAIN OFFICERS

         Each Independent Trustee receives a $10,000 annual retainer. The total Trustee fee paid to the Independent Trustees for each of the fiscal years ended December 31, 2007 and December 31, 2006 was $30,000 and $30,000 respectively.

         The aggregate compensation paid by the Fund to Gordon C. Barrett, the Senior Vice President, Chief Compliance Officer and Chief Financial Officer for the fiscal year ended December 31, 2007 was $97,000. As President of the Fund, Mr. William A. Oates, Jr. received no compensation from the Fund. Mr. Oates receives a salary from Northeast Management & Research Company, Inc. ("NMR"), the Fund's investment adviser. He owns an equity interest in NMR. No retirement benefits are provided by the Fund to any Trustee.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of Ernst and Young LLP ("E&Y") has been selected as the independent registered public accounting firm for the Fund.

         The independent registered public accounting firm examines annual financial statements for the Fund and provides other audit-related, non-audit, and tax-related services to the Fund. Representatives of E&Y are expected to be present at the Special Meeting, and will be available to respond to Shareholder questions.

         The Fund's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the Fund. Prior to the commencement of any audit or non-audit services to the Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

         The following information is provided with respect to fees charged the Fund by its independent registered public accounting firm during the last two fiscal years:

         (a) Audit Fees. The aggregate fees billed for the Fund's fiscal years ended December 31, 2007 and December 31, 2006 for professional services rendered by the Fund's principal accountant for the audit of its annual financial statements or services that are normally provided by such accountant in connection with statutory and regulatory filings were $48,000 and $48,000 respectively.

         (b) Audit-Related Fees. The aggregate fees billed for the Fund's fiscal years ended December 31, 2007 and December 31, 2006 for assurance and related services by the Fund's principal accountant reasonably related to the performance of the audit of the Fund's financial statements and not reported under Paragraph (a) were $19,500 and $19,500 respectively. Such services consisted of a report of the Fund's transfer agent's internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Fund's anti-money laundering controls and policies.

         (c) Tax Fees. The aggregate fees billed in the Fund's fiscal years ended December 31, 2007 and December 31, 2006 for professional services rendered by the Fund's principal accountant for tax matters were $8,000 and $7,500 respectively. Such services consisted of the preparation of the Fund's federal income and excise tax returns.

         (d) All Other Fees. During the fiscal years ended December 31, 2007 and December 31, 2006 the aggregate fees billed for other services rendered by the Fund's principal accountant were $16,731 and $34,963, respectively.
Such services consisted of a review and testing of registrant's compliance policies and procedures pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.


                               VOTING INFORMATION

         Record Date. Only Shareholders of record at the close of business on September 10, 2008 will be entitled to vote at the Special Meeting. On that date, the number of outstanding shares of the Fund was 6,947,820.063. All shares of the Fund will vote in the aggregate.

         You should send your proxy in by one of the following methods:

         1. Complete, sign and return the enclosed Proxy Card promptly in the postage-page envelope.

         2. Call the toll-free number listed on the enclosed Proxy Card. Enter the control number on the Proxy Card and follow the telephone instructions.

         3. Use the Internet at www.proxyvote.com. Enter the control number of the enclosed Proxy Card and follow the instructions on the website.

         Quorum. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote units on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Special Meeting but which have not been voted.

         In the event that a quorum is not present at the Special Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Special Meeting to permit the further solicitation of proxies. When voting on a proposal to adjourn the Special Meeting, the proxy solicitor will consider whatever factors he or she deems relevant, which factors may include: the nature of the proposal to be adjourned, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to members in connection therewith. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Special Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Special Meeting but it appears that one or more proposals may not receive Shareholder approval, the persons named as proxies may propose an adjournment of the Special Meeting.

         For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

o all shares for which they are entitled to vote in favor (i.e., "FOR") any of the proposals that will be considered at the adjourned meeting; and

o        abstentions.

         The persons named as proxies will vote the following shares against adjournment:

o all shares for which they must vote "AGAINST" all proposals that will be considered at an adjourned meeting.




                              SHAREHOLDER PROPOSALS

         The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Clerk of the Fund, 150 Federal Street, Boston, MA, 02110-1745.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Fund, at 150 Federal Street, Boston, MA 02110-1745, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                 OTHER BUSINESS

         There is no other business, so far as is now known to the Trustees, to be acted upon at the Special Meeting. If any other business properly comes up for action at the Special Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

         Shareholders may receive a copy of the Fund's Annual Report on Form N-CSR for the fiscal year ended December 31, 2007(which includes a copy of the Fund's Annual Report to Shareholders) without charge by submitting a request in writing to Northeast Management & Research Company, Inc., 150 Federal Street, Boston, MA 02110. All of these documents are also on file with the Securities and Exchange Commission (the "SEC"). Shareholders may view or obtain these documents from the SEC (i) in person; at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330 (iii) by mail: Public Reference Section, Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

         Only one proxy statement is being delivered to multiple Shareholders sharing an address unless the Fund has received contrary instructions from one or more of the Shareholders. The Fund will deliver promptly upon request a separate copy of the proxy statement to a Shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Fund that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Clerk of the Fund at 150 Federal Street, Boston, MA 02110, Attention Robert B. Minturn, or via telephone at
(617) 523-3588. Shareholders sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contracting the Fund as set forth above.

                             ADDITIONAL INFORMATION

         Investment Adviser. Northeast Management & Research Company, Inc. ("NMR") which has its principal offices at 150 Federal Street, Boston, MA 02110 is a Massachusetts corporation and registered investment adviser. On September 10, 2008, NMR had approximately $112,060,281 in aggregate assets under management. The sole advisory client of NMR is the Fund.

         Other. The Fund does not employ an external administrator or underwriter.

                               EXECUTIVE OFFICERS

         Officers of the Fund are appointed by the Trustees and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's principal executive officers:

                                                                      Principal Occupation(s)/Other Directorships
Name/Age/Service                       Position                       During Past 5 Years
-------------------------------------- ------------------------------ ---------------------------------------------

William A. Oates, Jr.                  President                      Trustee and President of Northeast
Age:  66                                                              Investors Growth Fund; President and
Years of Service:  27                                                 Director of Northeast Investment
                                                                      Management, Inc.; President and Director of
                                                                      Northeast Management & Research Co., Inc.

Gordon C. Barrett                      Senior Vice President, Chief   Officer of Northeast Investors Trust,
Age:  51                               Financial Officer and Chief    Northeast Investors Growth Fund and
Years of Service: 14                   Compliance Officer             Northeast Investment Management, Inc.

Robert B. Minturn                      Vice President, Clerk and      Officer of Northeast Investors Trust
Age:  69                               Chief Legal Officer            (Trustee until
Years of Service:  27                                                 6/30/05); Officer
                                                                      and Director of Northeast Investment
                                                                      Management, Inc., Director of Northeast
                                                                      Management & Research Co., Inc.


                         NORTHEAST INVESTORS GROWTH FUND



       This Proxy is solicited by the Board of Trustees of Northeast Investors Growth Fund (the "Fund").

         This Proxy is solicited by the Board of the Fund for use at a Special Meeting of shareholders to be held on November 6, 2008 at 10:00 a.m.
(Boston time), at the offices of the Fund, 10th Floor, 150 Federal Street, Boston, Massachusetts 02110.

         The undersigned hereby appoints Gordon C. Barrett and David A. Randall and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares representing interests in the Fund held of record by the undersigned on September 10, 2008, the record date for the Special Meeting, upon the following matters and upon any other matter that may come before the Special Meeting, in their discretion.

         Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR each nominee for Trustee.

         The proxies are authorized in their discretion to vote on any other business which may properly come before the Special Meeting and any adjournments thereof. The proxies shall vote on adjournment in the manner contemplated by the Proxy Statement.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To vote by Telephone

1.       Read the Proxy Statement and have the Proxy Card below at hand.
2.       Call [1-800-690-6903].
3. Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet

1.       Read the Proxy Statement and have the Proxy Card below at hand.
2.       Go to Website www.proxyvote.com.
3. Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

Please sign and return promptly in enclosed envelope.  No postage is required.

To Vote, Mark Blocks Below in Blue or Black Ink as Follows:  X

                       Keep This Portion For Your Records
-----------------------------------------------------------------------------
                      Detach And Return This Portion Only.
              This Proxy Card Is Valid Only When Signed And Dated.
-----------------------------------------------------------------------------
                         NORTHEAST INVESTORS GROWTH FUND

                                [Control Number]

1.       Vote On Trustees

01)  William A. Oates, Jr.                            02)  John C. Emery
03)  Michael Baldwin                                  04)  F. Washington Jarvis


            For                            Withhold                   For All
            All                              All                      Except
           [__]                              [__]                      [__]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line


                                   APPENDIX 1

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.       Purpose

         The Nominating and Governance Committee (the "Committee") shall be appointed by the Board of Trustees (the "Board" or "Board of Trustees") of Northeast Investors Growth Fund (the "Fund") to:

         A. Identify individuals qualified to become trustees and recommend to the Board the candidates for all trusteeships to be filled by the Board of Trustees or by the shareholders;
         B. Recommend to the Board of Trustees candidates for membership on Board committees;
         C. Develop and recommend to the Board guidelines for effective corporate governance; and
         D. Lead the Board of Trustees in its annual review of the Board's performance.

II.      Membership

         The Committee's membership is determined by the Board of Trustees and shall consist of at least three (3) Board members, each of whom meet the criteria for independence contained in the rules of the New York Stock Exchange and any other applicable regulations. The Board shall appoint the Chair of the Committee. The Chair will preside at all sessions of the Committee at which he or she is present and will set the agendas for Committee meetings.


III.     Meetings and Reports

         The Committee shall meet as frequently as circumstances dictate. The Chair of the Committee, or any two members of the Committee, may call meetings of the Committee. All meetings of the Committee may be held telephonically. All members of the Board of Trustees are free to suggest items for inclusion in the agenda for the Committee's meetings. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

         The Committee shall report regularly to the Board (i) following meetings of the Committee, (ii) with respect to such other matters that are within the Committee's responsibilities and (iii) with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make such report. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

IV.      Authority

         The Committee shall perform the following functions related to the purposes of the Committee outlined in Section I of this Charter. The Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Trustees from time to time related to the purposes of the Committee outlined in Section I of this Charter.

A.       Board Selection, Composition and Evaluation

1. Establish criteria for the selection of new trustees to serve on the Board of Trustees.

2. Identify individuals believed to be qualified as candidates to serve on the Board of Trustees, conduct all necessary and appropriate inquiries into the backgrounds and qualifications of such candidates and recommend that the Board select the candidates for all trusteeships to be filled by the Board of Trustees or by the shareholders from such identified individuals.

3. Review and make recommendations to the Board as to whether members of the Board should stand for re-election. As part of such review, the Committee will review each non-employee trustee against the independence standards on an annual basis and recommend to the Board whether to make an independence determination with respect to each such trustee.

4. Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Trustees in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. Consider matters relating to the Fund's trustee retirement policy.

B.       Committee Selection, Composition and Evaluation

1. Establish, monitor and recommend the purpose, structure and operations of the various committees of the Board, the qualifications and criteria for membership on each committee of the Board and, as circumstances dictate or the Committee otherwise deems appropriate, make any recommendations regarding periodic rotation of trustees among the committees.

2. Recommend members of the Board of Trustees to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for each such committee, and, where appropriate, make recommendations regarding the removal of any member of any committee.

3. Recommend members of the Board of Trustees to serve as the Chair of the committees of the Board.

4. Evaluate whether the necessary and appropriate committees exist to support the work of the Board and make recommendations to the Board of Trustees for the creation of additional committees or the elimination of Board committees as appropriate.

5. Periodically review the charter of each committee of the Board and propose modifications to the applicable Committee for consideration as appropriate.

C.       Corporate Governance

1. Oversee compliance with the Fund's Governance Guidelines, monitor developments in governance, review the Governance Guidelines periodically and propose modifications to the Guidelines to the Board of Trustees for consideration as appropriate.

2. The Fund has adopted Code of Ethics for Trustees, Officers and Employees. The Committee will periodically review the Guidelines and propose modifications to the Code to the Board of Trustees for consideration as appropriate.

D.       Retention of Outside Advisers

1. The Committee has the authority to retain counsel, consultants or other outside advisers, with respect to any issue without consulting or obtaining the approval of any officer of the Fund in advance.

2. The Committee shall have sole authority to retain and terminate any search firm to be used to assist in identifying Board candidates, including the sole authority to approve the search firm's fee and other retention terms.

E.       Annual Evaluations

1. Lead the Board of Trustees in an annual self-evaluation process to determine whether the Board and its committees are functioning effectively. Receive comments from the Board members and summarize and report annually to the Board of Trustees an assessment of the Board's performance. The assessment should focus on the Board's contribution to the Fund and emphasize those areas in which the Board believes a better contribution could be made. The
Committee will establish the criteria to be used in such evaluations.

2. Review each non-employee trustee against the independence standards on an annual basis and recommend to the Board whether to make an independence determination with respect to each such trustee.

3. Perform an annual review and evaluation of the Committee's performance, including a review of the Committee's compliance with this Charter. The Committee shall conduct such evaluation and review in such manner as it deems appropriate and report the results of the evaluation to the entire Board of Trustees.

F.       Evaluations as needed

1. Assess the skills and characteristics of the Board of Trustees and the composition of the Board as a whole, as needed. This assessment should include an analysis of the Board's core competencies, including understanding of the financial industry, financial expertise, integrity, wisdom, judgment, commitment to excellence, business experience and acumen, skills, diverse perspectives and availability. As a result of this assessment, the Committee will determine whether the effectiveness of the Board could be enhanced by a change in its membership and the addition of new trustees with other skills and experience.






                                   APPENDIX 2

                         NORTHEAST INVESTORS GROWTH FUND
                   CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND
                            SENIOR FINANCIAL OFFICERS


I.       Covered Officers/Purpose of the Code

         This code of ethics (this "Code") of Northeast Investors Growth Fund (the "Fund") applies to the Fund's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (the "Covered Officers") for the purpose of promoting:

o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

o full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Fund;

o        compliance with applicable laws and governmental rules and regulations;

o the prompt internal reporting of violations of the Code to the Fund's Compliance Officer, Gordon C. Barrett; and

o        accountability for adherence to the Code.

          Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest


          Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

          Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The Fund's compliance procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these procedures, and such conflicts fall outside of the parameters of this Code.

          Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and its investment adviser, of which the Covered Officers may also be officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

          Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.


          Each Covered Officer must:

o not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

o not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit the Fund;

o not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

          There are some conflict of interest situations that may be discussed with the Fund's Compliance Officer, if material. Examples of these include:

o        service as a director on the board of any public company;

o the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

o any ownership interest in, or any consulting or employment relationship with, any of the Fund's service providers, other than its investment adviser or any affiliated person thereof;

o a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III.     Disclosure and Compliance

o Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund;

o each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's trustees and auditors, and to governmental regulators and self-regulatory organizations;

o each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

o it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.      Reporting and Accountability

          Each Covered Officer must:

o upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing that he has received, read, and understands the Code;

o not retaliate against any other Covered Officer or any employee of the Fund or their affiliated persons for reports of potential violations that are made in good faith; and

o notify the Compliance Officer promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

         The Compliance Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund's Board of Trustees (the "Board").


          The Fund will follow these procedures in investigating and enforcing this Code:

o the Compliance Officer will take all appropriate action to investigate any potential violations reported to him;

o if, after such investigation, the Compliance Officer believes that no violation has occurred, the Compliance Officer is not required to take any further action;

o any matter that the Compliance Officer believes is a violation will be reported to the Board;

o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss or otherwise discipline the Covered Officer; and

o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.       Other Policies and Procedures

          This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, or the Fund's adviser, govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund's and its investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.      Amendments

         Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent trustees.



VII.     Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board, the Fund, its adviser and counsel to any of them.

VIII.    Internal Use

          The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.